Exhibit 10.2

Execution Version

FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER

This FIRST AMENDMENT TO CREDIT AGREEMENT AND WAIVER (this “Amendment and Waiver”), dated effective as of December 23, 2015 (the “Effective Date”), is by and among EnLink Midstream, LLC a Delaware limited liability company (the “Borrower”), the Lenders party hereto and Bank of America, N.A., as Administrative Agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the Borrower, the lenders party thereto (the “Lenders”), and the Administrative Agent are parties to that certain Credit Agreement dated as of March 7, 2014 (the “Credit Agreement”, the capitalized terms of which are used herein as therein defined unless otherwise defined herein);

WHEREAS, the Borrower has notified the Administrative Agent that pursuant to the Common Unit Purchase Agreement dated as of October 29, 2015, between EnLink Midstream, Inc. and EnLink MLP, on October 29, 2015 EnLink Midstream, Inc. acquired 2,849,100 common units representing limited partnership interests in EnLink MLP (the “Subject Units”), which are required to be subject to a first priority, perfected Lien in favor of the Administrative Agent under Section 6.12(b) of the Credit Agreement and delivered to the Administrative Agent pursuant to the Pledge Agreement (the “Subject Requirement”).

WHEREAS, the Borrower has requested, and the Lenders party hereto have agreed, subject to the terms and conditions of this Amendment and Waiver, to amend the Credit Agreement and grant a waiver with respect to the Subject Requirement, each as more fully set forth in this Amendment and Waiver; and

NOW, THEREFORE, in consideration of the mutual covenants, representations and warranties and agreements herein contained, the parties hereto agree as follows:

Section 1.                                           Amendments to the Credit Agreement.  The Credit Agreement is hereby amended as follows:

(a)                                 The following new definitions are added, in the appropriate alphabetical order, to Section 1.01 of the Credit Agreement to read as follows:

“TOMPC Securities Purchase Agreement” means that certain TOMPC Securities Purchase Agreement dated as of December 6, 2015, by and among TOMPC LLC, Tall Oak Midstream, LLC, EnLink TOM Holdings, LP, EnLink MLP and the Borrower, pursuant to which EnLink TOM Holdings, LP will purchase all of the membership interests of TOMPC LLC on the terms and conditions set forth therein.

“TOM-STACK Securities Purchase Agreement” means that certain TOM-STACK Securities Purchase Agreement dated as of December 6, 2015, by and among TOM-STACK, LLC, TOM-STACK Holdings, LLC, Tall Oak Midstream, LLC, FE-STACK, LLC, EnLink TOM Holdings, LP, EnLink MLP and the Borrower, pursuant to which EnLink TOM

Holdings, LP will purchase all of the membership interests of TOM-STACK, LLC on the terms and conditions set forth therein.

(b)                                 The definition of Acquisition Period in Section 1.01 of the Credit Agreement is amended to add the following sentence to the end thereof:

For the avoidance of doubt, there may be no more than one Acquisition Period with respect to the transactions described in or related to the TOMPC Securities Purchase Agreement and TOM-STACK Securities Purchase Agreement, collectively.

(c)                                  The Credit Agreement is hereby amended by replacing Section 5.13(a) in its entirety with the following:

(a)                                 (i) No Loan Party or any of its Subsidiaries is engaged nor will engage, principally or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulation U or X issued by the FRB) and (ii)  no part of the proceeds of any Credit Extension has been or will be used to purchase or carry any margin stock in violation of said Regulation U or X or to extend credit to others for the purpose of purchasing or carrying margin stock in violation of said Regulation U or X.

Section 2.                                           Waiver.  The Lenders party hereto, which constitute the Required Lenders, hereby waive the Subject Requirement with respect only to the Subject Units, which waiver shall, upon effectiveness of this Agreement, be effective as of the Effective Date.  This waiver is limited to the extent described herein and shall not be construed to be a waiver of any other terms, provisions, covenants, warranties or agreements contained in the Credit Agreement or any of the Loan Documents.  Without limiting the foregoing, failure to observe or perform any agreement contained in Section 6.12(b) of the Credit Agreement or the Pledge Agreement shall constitute a Default and Event of Default (subject to any grace or cure periods therefor set forth in the Credit Agreement or the Pledge Agreement, as applicable).  The Administrative Agent and the Lenders reserve the right to exercise any rights and remedies available to them in connection with any present or future defaults under the Credit Agreement or any other provision of any Loan Document.

Section 3.                                           Conditions Precedent.  This Amendment and Waiver shall become effective as of the Effective Date upon the satisfaction of the following conditions precedent:

(a)                                 the Administrative Agent shall have received this Amendment and Waiver, duly executed by the Borrower, the Required Lenders, and the Administrative Agent and duly acknowledged by each Guarantor;

(b)                                 the representations and warranties set forth in Section 4 of this Amendment and Waiver shall be true and correct; and

2

(c)                                  the Borrower shall have paid all costs and expenses that are payable pursuant to Section 10.04 of the Credit Agreement (including the reasonable fees and expenses of Bracewell & Giuliani LLP, counsel to the Administrative Agent) to the extent that the Borrower has received an invoice therefor at least two Business Days prior to the anticipated Effective Date.

Section 4.                                           Representations and Warranties.  The Borrower represents and warrants to the Lenders and the Administrative Agent:

(a)                                 The execution, delivery and performance by the Borrower of this Amendment and Waiver have been duly authorized by all necessary corporate or other organizational action, and do not and will not (i) violate (A) the terms of the Borrower’s Organization Documents, (B) any order, injunction, writ or decree of any Governmental Authority or any arbitral award to which the Borrower or its property is subject, or (C) any provision of Law applicable to it, (ii) result in the acceleration of any Indebtedness owed by it, except as could not reasonably be expected to have a Material Adverse Effect, (iii) result in any breach of, or a default under, any material Contractual Obligation to which the Borrower is a party or to which its properties are bound, except as could not reasonably be expected to have a Material Adverse Effect or (iv) result in the creation of any consensual Lien upon any of its material assets except as expressly contemplated in, or permitted by, the Loan Documents.

(b)                                 This Amendment and Waiver has been duly executed and delivered by the Borrower and constitutes the Borrower’s legal, valid and binding obligation, enforceable in accordance with its terms, except as such enforceability may be subject to (i) bankruptcy, insolvency, reorganization, fraudulent conveyance or transfer, moratorium or similar laws affecting creditors’ rights generally and (ii) general principles of equity (regardless of whether such enforceability is considered in a proceeding at law or in equity).

(c)                                  No material consent, approval, authorization or order of, or filing, registration or qualification with, any Governmental Authority or third party that has not been obtained is required to be made or obtained by the Borrower pursuant to the provisions of any material Law applicable to it as a condition to its execution, delivery or performance of this Amendment and Waiver, except those that would ordinarily be made or done in the ordinary course of business after the Effective Date.

(d)                                 After giving effect to this Amendment and Waiver, the representations and warranties set forth in Article V of the Credit Agreement and the other Loan Documents are true and correct in all material respects (except to the extent such representations and warranties are already qualified as to materiality, in which case such representations and warranties are true and correct in all respects) on and as of the Effective Date, except to the extent that such representations and warranties specifically refer to an earlier date, in which case they are true and correct in all material respects (except to the extent such representations and warranties are already qualified as to materiality, in which case such representations and warranties are true and correct in all respects) as of such earlier date, and except that the representations and warranties contained in subsections (a) and (b) of

3

Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement.

(e)                                  After giving effect to this Amendment and Waiver, no event has occurred and is continuing that constitutes a Default or an Event of Default.

Section 5.                                           Miscellaneous.

(a)                                 Modified Terms. On and after the Effective Date, all references to the Credit Agreement or the other Loan Documents in each of the Credit Agreement or the other Loan Documents shall hereafter mean the Credit Agreement or the other Loan Documents as modified by this Amendment and Waiver.  Except as specifically modified hereby or otherwise agreed, the Credit Agreement and the other Loan Documents are hereby ratified and confirmed and shall remain in full force and effect according to their respective terms.

(b)                                 Reaffirmation of Obligations.  The Borrower hereby ratifies the Credit Agreement and acknowledges and reaffirms (i) that it is bound by all terms of the Credit Agreement (as modified by this Amendment and Waiver) and the other Loan Documents applicable to it and (ii) that it is responsible for the observance and full performance of its respective Obligations.

(c)                                  Loan Document.  This Amendment and Waiver shall constitute a Loan Document under the terms of the Credit Agreement.

(d)                                 Expenses.  The Borrower agrees to pay all reasonable and documented out-of-pocket costs and expenses of the Administrative Agent in connection with the preparation, execution and delivery of this Amendment and Waiver, including the reasonable fees and expenses of Bracewell & Giuliani LLP, as the Administrative Agent’s legal counsel.

(e)                                  Further Assurances.  The Borrower agrees to promptly take such reasonable action, upon the request of the Administrative Agent, as is necessary to carry out the intent of this Amendment and Waiver.

(f)                                   Entirety.  This Amendment and Waiver and the other Loan Documents embody the entire agreement among the parties hereto and supersede all prior agreements and understandings, oral or written, if any, relating to the subject matter hereof.

(g)                                  Counterparts; Telecopy.  This Amendment and Waiver may be executed in any number of counterparts, each of which when so executed and delivered shall be an original, but all of which shall constitute one and the same instrument.  Delivery of an executed counterpart of a signature page of this Amendment and Waiver or any other document required to be delivered hereunder, by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Amendment and Waiver.  Without limiting the foregoing, upon the request of any party, such fax transmission or e-mail transmission shall be promptly followed by such manually executed counterpart.

4

(h)                                 GOVERNING LAW.  THIS AMENDMENT AND WAIVER SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

(i)                                     Successors and Assigns.  This Amendment and Waiver shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

(j)                                    Consent to Jurisdiction; Service of Process; Waiver of Jury Trial.  The jurisdiction, service of process and waiver of jury trial provisions set forth in Sections 10.14 and 10.15 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

(k)                                 No Waiver. The execution, delivery and effectiveness of this Amendment and Waiver shall not operate as a waiver of any right, power or remedy of any Lender or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

[Remainder of this page blank; signature pages follow]

5

IN WITNESS WHEREOF, the parties hereto have caused this Amendment and Waiver to be duly executed and delivered by their respective duly authorized officers as of the Effective Date.

BORROWER:

ENLINK MIDSTREAM, LLC

By:	EnLink Midstream Manager, LLC,
its managing member

	By:	/s/ Ruben Garcia Espejo
	Name:	Ruben Garcia Espejo
	Title:	Vice President – Finance and Treasurer

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

Each of the undersigned, as party to certain Security Documents securing and supporting the Borrower’s obligations under the Loan Documents, represents and warrants that it has no defenses to the enforcement of the Security Documents and that according to their terms the Security Documents will continue in full force and effect to secure the Borrower’s obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified, and acknowledges, represents, and warrants that the liens and security interests created by the Security Documents are valid and subsisting and create a perfected Lien in the Collateral to the extent, and with the priority, contemplated by the Security Documents to secure the Borrower’s obligations under the Loan Documents, as the same may be amended, supplemented, or otherwise modified.

Furthermore, each of the undersigned hereby ratifies, confirms, and acknowledges that its obligations under the Loan Documents are in full force and effect and that it continues to unconditionally and irrevocably guarantee the full and punctual payment and performance, when due, whether at stated maturity or earlier by acceleration or otherwise, of all of the Obligations, as such Obligations may have been amended by this Amendment and Waiver.  Each of the undersigned hereby acknowledges that its execution and delivery of this Amendment and Waiver do not indicate or establish an approval or consent requirement by it under the Credit Agreement in connection with the execution and delivery of amendments, modifications or waivers to the Credit Agreement or any of the other Loan Documents.

ENLINK MIDSTREAM, INC.

By:	/s/ Ruben Garcia Espejo
Name:	Ruben Garcia Espejo
Title:	Vice President – Finance and Treasurer

ACACIA NATURAL GAS CORP I, INC.

By:	/s/ Ruben Garcia Espejo
Name:	Ruben Garcia Espejo
Title:	Vice President – Finance and Treasurer

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

ADMINISTRATIVE AGENT:

BANK OF AMERICA, N.A., as Administrative Agent

By:	/s/ DeWayne D. Rosse
Name:	DeWayne D. Rosse
Title:	Assistant Vice President

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

LENDERS:

BANK OF AMERICA, N.A., as a Lender, L/C Issuer and Swing Line Lender

By:	/s/ Adam H. Fey
Name:	Adam H. Fey
Title:	Director

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

CITIBANK, N.A., as a Lender and L/C Issuer

By:	/s/ Eamon Baqui
Name:	Eamon Baqui
Title:	Vice President

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

WELLS FARGO BANK, N.A., as a Lender and L/C Issuer

By:	/s/ Brandon Kast
Name:	Brandon Kast
Title:	Vice President

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

BANK OF MONTREAL, as a Lender

By:	/s/ Melissa Guzmann
Name:	Melissa Guzmann
Title:	Vice President

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

ROYAL BANK OF CANADA, as a Lender

By:	/s/ Jim Allred
Name:	Jim Allred
Title:	Authorized Signatory

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By:	/s/ Mark Oberreuter
Name:	Mark Oberreuter
Title:	Vice President

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

BARCLAYS BANK PLC, as a Lender

By:	/s/ Luke Syme
Name:	Luke Syme
Title:	Assistant Vice President

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

COMPASS BANK, as a Lender

By:	/s/ Blake Kirshman
Name:	Blake Kirshman
Title:	Senior Vice President

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

COMERICA BANK, as a Lender

By:	/s/ Robert C. Pitcock
Name:	Robert C. Pitcock
Title:	Relationship Manager

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a Lender

By:	/s/ Nupur Kumar
Name:	NUPUR KUMAR
Title:	AUTHORIZED SIGNATORY

By:	/s/ Stefan Dickenmann
Name:	Stefan Dickenmann
Title:	Authorized Signatory

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

DEUTSCHE BANK AG NEW YORK BRANCH, as a Lender

By:	/s/ Ming K. Chu
Name:	Ming K. Chu
Title:	Vice President

By:	/s/ Scott Flieger
Name:	Scott Flieger
Title:	Managing Director

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

GOLDMAN SACHS BANK USA, as a Lender

By:	/s/ Jerry Li
Name:	JERRY LI
Title:	AUTHORIZED SIGNATORY

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

JPMORGAN CHASE BANK, N.A., as a Lender

By:	/s/ Debra Hrelja
Name:	Debra Hrelja
Title:	Vice President

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

MORGAN STANLEY BANK, N.A., as a Lender

By:	/s/ Dmitriy Barskiy
Name:	Dmitriy Barskiy
Title:	Authorized Signatory

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By:	/s/ Tom Byargeon
Name:	Tom Byargeon
Title:	Managing Director

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

MIZUHO BANK, LTD., as a Lender

By:	/s/ Donna L. DeMagistris
Name:	Donna L. DeMagistris
Title:	Authorized Signatory

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

UBS AG, STAMFORD BRANCH, as a Lender

By:	/s/ Houssem Daly
Name:	Houssem Daly
Title:	Associate Director

By:	/s/ Kenneth Chin
Name:	Kenneth Chin
Title:	Director

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Patrick Jeffrey
Name:	Patrick Jeffrey
Title:	Vice President

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

AMEGY BANK NATIONAL ASSOCIATION, as a Lender

By:	/s/ Jill McSorley
Name:	Jill McSorley
Title:	Senior Vice President

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

THE BANK OF NOVA SCOTIA, as a Lender

By:	/s/ Mark Sparrow
Name:	Mark Sparrow
Title:	Director

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

CREDIT AGRICOLE CORPORATE AND INVESTMENT BANK, as a Lender

By:	/s/ Dixon Schultz
Name:	Dixon Schultz
Title:	Managing Director

By:	/s/ Michael Willis
Name:	Michael Willis
Title:	Managing Director

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

FIFTH THIRD BANK, as a Lender

By:
Name:
Title:

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

THE HUNTINGTON NATIONAL BANK, as a Lender

By:	/s/ Margaret Niekrash
Name:	Margaret Niekrash
Title:	Vice President

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

RAYMOND JAMES BANK N.A., as a Lender

By:	/s/ Scott G. Axelrod
Name:	Scott G. Axelrod
Title:	Senior Vice President

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

REGIONS BANK, as a Lender

By:	/s/ Richard Kaufman
Name:	Richard Kaufman
Title:	Senior Vice President

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

SUMITOMO MITSUI BANKING CORPORATION, as a Lender

By:
Name:
Title:

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)

SUNTRUST BANK, as a Lender

By:	/s/ Shannon Juhan
Name:	Shannon Juhan
Title:	Director

Signature Page to First Amendment and Waiver to Credit Agreement (ENLC)